EXHIBIT 24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 2nd day of September, 1999.


                              /s/  John Bolten, Jr.
                              by Joan Paolucci, Attorney
                              _____________________________
                              John  Bolten, Jr.

                                                  EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 1st day of September, 1999.


                             /s/  David R. Crichton
                              _____________________________
                              David R. Crichton

                                             EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 1st day of September, 1999.


                              /s/ Samuel S. Dennis 3d
                              _____________________________
                              Samuel S.  Dennis 3d

                                             EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 1st day of September, 1999.


                              /s/  William R. Fenoglio
                              _____________________________
                              William R. Fenoglio

                                             EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 1st day of September, 1999.


                              /s/  Walter F. Greeley
                              _____________________________
                              Walter F. Greeley

                                                  EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 1st day of September, 1999.


                              /s/  Daniel B. Hogan
                              _____________________________
                              Daniel B.  Hogan

                                             EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 1st day of September, 1999.


                              /s/  Thomas L. King
                              _____________________________
                              Thomas L. King

                                             EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 7th day of September, 1999.


                              /s/  C. Kevin Landry
                              _____________________________
                              C. Kevin Landry

                                             EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 1st day of September, 1999.


                              /s/  H. Nicholas Muller, III
                              _____________________________
                              H. Nicholas Muller, III

                                                  EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 1st day of September, 1999.


                              /s/  Edward F. Paquette
                              _____________________________
                              Sol Sackel

                                             EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 1st day of September, 1999.


                              /s/  Sol Sackel
                              _____________________________
                              Edward J. Trainor

                                             EXHIBIT  24


POWER OF ATTORNEY

     The undersigned, being a director of Standex International Corporation ("Standex"), hereby constitutes Edward J. Trainor and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a Director of Standex, the Annual Report of Standex on From 10-K for the fiscal year ended June 30, 1999 and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to the Form 10-K.

     Witness my signature as of the 1st day of September, 1999.


                              /s/  Edward J. Trainor
                              _____________________________
                              Edward F. Paquette